===============================================================================






                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                           SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of Earliest Event Reported) August 12, 2002


                             PLANET RESOURCES, Inc.
               (Exact name of registrant as specified in its charter)

                                    DELAWARE
          (State or other jurisdiction of incorporation or organization)


             1-16381                                   76-0600966
     (Commission File Number)              (IRS Employer Identification Number)

                                   A. W. Dugan
                                    President
                             Planet Resources, Inc.
                           1415 Louisiana, Suite 3100
                              Houston, Texas 77002
                    (Address of principal executive offices)

                                 (713) 658-1142
                 (Registrant's telephone number, including area code)




===============================================================================

Item 5.  Other Events

       Proposed Acquisition and Change of Control. On August 12, 2002, Planet Resources, Inc., a Delaware Corporation ("Planet") and CeriStar, Inc., a Delaware corporation ("CeriStar") entered into a Letter of Intent (the "Letter of Intent") pursuant to which a newly formed wholly owned subsidiary of Planet will merge with and into CeriStar and shares of common stock of Planet will be issued to the present shareholders of CeriStar.

      Under the Letter of Intent, David L. Bailey, President and Chief Executive Officer of CeriStar will be appointed President, CEO and a director of Planet. A.W. Dugan, Jacque N. York and Michael K. Branstetter will resign from their respective positions with Planet upon Mr. Bailey's appointment. Mr. Bailey intends to appoint Dane P. Goodfellow, Lark M. Allen and Mark S. Hewitt as officers and additional directors.

     Because of the change in ownership and the composition of the board upon completion of the acquisition, there will be a change in control of Planet.

         The Acquisition. The transaction is expected to be completed on or about August 25, 2002 by the merger of a newly formed subsidiary of Planet with and into CeriStar, the issuance and reserved for issuance to the shareholders of CeriStar of approximately 72.5% of the common stock outstanding. After completion of the transaction, CeriStar will be a wholly-owned subsidiary of Planet and Planet will change its name to CeriStar, Inc. The transaction will not require approval of shareholders of Planet.

         In connection with the merger, the directors of Planet will authorize a ratable reduction of the outstanding shares of common stock from 2,510,000 to approximately 479,924. After the reduction and completion of the merger, there will be approximately 5,636,106 common shares issued and reserved for issuance. Approximately 4,086,182 common shares (72.5%) will be held by the present CeriStar holders or reserved for issuance upon exercise of warrants, approximately 479,924 common shares (8.52%) will be held by the present Planet shareholders, approximately 510,194 common shares (9.05%) will be reserved for issuance under the Employee Stock Option Plan, approximately 220,000 common shares (3.9%) will be reserved for issuance as compensation to several persons and approximately 339,806 common shares (6.03%) will be reserved for issuance in a private placement.

         Closing of the transaction is subject to the customary definitive agreement, due diligence by both parties and other matters usually associated with business combinations.

         About CeriStar. CeriStar has developed a Utility Network and is marketing and selling this network and the applications and services running on this network. This Utility network is an IP network capable of converging voice video and data on a single network. The network is unique in that the converged data is managed from desktop to desktop guaranteeing performance and quality of all information (voice, video, and data). The advantages of the utility network are 1) lower cost of services and applications, 2) higher productivity, and 3) more functionality. The utility network is deployed in partnership with building owners, developers, municipalities and enterprises, creating new revenue sources for them.

         CeriStar's principal office is in Salt Lake City, Utah. CeriStar presently has 8 full-time professionals, 4 board members (2 independent) and a board of advisors.

Item 7.  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

         Exhibit A - Letter of Intent among Planet Resources, Inc. and CeriStar, Inc. dated August 12, 2002.

         Exhibit B - Press Release of Planet Resources, Inc. dated August 15, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PLANET RESOURCES, INC.



                                 By: /s/A.W. Dugan
                                    -----------------------
                                    A.W. Dugan, President


Date:  August 16, 2002


                                    EXHIBIT A

                             PLANET RESOURCES, INC.
-------------------------------------------------------------------------------
                 1415 Louisiana, Suite 3100 Houston, Texas 77002
                       Tel:(713)658-1142 Fax:(713)658-0739


                                 August 12, 2002

Mr. David L. Bailey
President/CEO
CeriStar, Inc.
50 West Broadway, Suite 1100
Salt Lake City, Utah 84101

Re:    Acquisition of CeriStar, Inc. by Planet Resources, Inc.

Dear Mr. Bailey:

        The following constitutes a mutual letter of intent ("Letter of Intent") with respect to the acquisition of CeriStar, Inc. ("CeriStar"), a Delaware corporation, by Planet Resources, Inc. ("Planet"), a Delaware corporation, on the terms and conditions as follows:

                                 R E C I T A L S

         WHEREAS, Planet was originally incorporated as New Planet Resources, Inc. on March 26, 1999 and changed its name to Planet Resources, Inc. on July 15, 1999. Planet is authorized to issue 26,000,000 common shares and 1,000,000 preferred shares each having a par value of $.001. 2,055,000 common shares and no preferred shares are presently issued and outstanding. In addition, options to purchase 455,000 shares are outstanding. No other class of equity securities are outstanding.

         WHEREAS, Planet has furnished to CeriStar the same kind of information that would have been included in a registration statement declared effective by the U.S. Securities and Exchange Commission (the "Commission") including current financial statements, which are specifically incorporated herein by reference.

         WHEREAS, CeriStar has furnished Planet with a Confidential Business Plan, which is specifically incorporated herein.

          WHEREAS, The parties desire to enter into a Letter of Intent as a statement of their intention to effect an acquisition, subject to suitable results of due diligence examinations, required director and shareholder votes, and other requirements of applicable state and federal laws.

         IN CONSEQUENCE WHEREOF, the parties have adopted this Letter of Intent as a statement of their intent to effect an acquisition on the terms and conditions set forth herein.

         1. Reorganization of Company. The parties intend to effect an acquisition of CeriStar by Planet as a non-taxable reorganization pursuant to
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended.

         Each party shall, at closing, provide the other with documentation and evidence that all required statutory notices, proxies, and dissenter's rights have been complied with under applicable law and file the required schedules and periodic reports with the Commission and NASD, request Standard and Poor's to issue a new CUSIP number and NASD to assign a new trading symbol.

         The reorganization shall be structured so that CeriStar shall become a wholly owned subsidiary of Planet followed by a change of Planet's name to "CeriStar, Inc." and all equity securities of CeriStar outstanding before the reorganization will become securities of Planet. A Plan and Agreement of Reorganization, Information Statement to shareholders, Amendment to Certificate of Incorporation to change the corporate name and increase or decrease (as required) the number of authorized shares and all other corporate documents, filings or shareholder communications required by the Commission, state regulatory authorities or necessary to effect the acquisition shall be promptly and timely completed upon closing.

         Simultaneously with closing, Planet will enter into an irrevocable agreement to transfer it's mineral properties to a newly formed, wholly-owned subsidiary and distribute all of the shares of such subsidiary to the shareholders of Planet. The record date for the distribution of such shares shall be the day prior to the closing. The expenses of the distribution will be paid by the newly formed subsidiary.

         2. Exchange of Shares. The parties acknowledge that Planet is a public company and files annual and periodic reports pursuant to Section 12(a) of the Securities Exchange Act of 1934. Immediately prior to the closing of the transaction contemplated by this Letter of Intent, Planet will have outstanding approximately 2,055,000 shares of common stock and a five year option to purchase 455,000 shares of which 405,000 shares and 50,000 shares are exercisable at a price of $0.15 and $0.40 respectively. Thereafter, Planet shall acquire all common shares of CeriStar by exchanging authorized but presently unissued shares of common voting stock of Planet to the present shareholders of CeriStar for all issued and outstanding common shares of CeriStar. The number of shares of Planet issued in exchange for 100% of the capital stock of CeriStar will be an amount that will represent 90% of the fully diluted shares outstanding as of the closing date. The 90% shall be exclusive of shares issued for consulting services by Tomina Associates, Ltd. But inclusive of any shares issued or issuable under any other consulting agreements, compensation plans or any financings up to an aggregate value of $2,000,000. The shares issued by Planet will be restricted securities as defined in Rule 144 of the Securities Act of 1933, an appropriate legend will be stamped on each certificate representing such shares and stop orders will be issued to the transfer agent.

         3. Definitive Plan and Agreement of Reorganization. As is customary in transactions of this kind, this Letter of Intent shall serve as a general outline of a definitive plan and agreement of reorganization (the "Agreement") and other more detailed documentation to be prepared, approved by counsel, and fully executed. By way of illustration and not limitation, the parties expect that such Agreement shall contain representations and warranties as to the adequacy and accuracy of materials furnished, corporate authority and related matters as well as clauses and other agreements which shall be hereafter negotiated including:

                  (i) Filing with the Commission an information statement as required by Rule 14f-1 under the Securities Exchange Act of 1934 and, 10 days after the filing, furnish a copy to each of the shareholders of Planet informing them of the contemplated transactions;

                  (ii) Lock up agreements and break-up fee satisfactory to the management of CeriStar and Planet and their respective controlling shareholders;

                  (iii) Evidence that the outstanding options to purchase 455,000 shares of common stock of Planet have been exercised or cancelled;

                  (iv) The prompt preparation and filing with the Commission appropriate notice that includes the information specified in Item 1 of Form 8-K and otherwise comply with the provisions of the Securities Exchange Act of 1934;

                  (v) The prompt preparation of a disclosure statement containing the necessary information to comply with Rule 15(c)2(11) promulgated by the Commission pursuant to the Securities Exchange Act of 1934 and file such forms with one or more firms who are members of the National Association of Securities Dealers, Inc. ("NASD") and with NASD as are necessary to effect the continuing quotation of the corporation's securities in the NASD Electronic Bulletin Board;

                  (vi) Evidence that the common stock of Planet is qualified for trading in the over-the-counter securities market and is approved for quotation on the electronic bulletin board operated by the NASD;

                  (vii) Assurances that no activities of the parties would, in the reasonable opinion of counsel, result in rights or rescission or other claims under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934 as amended, state blue sky laws, applicable state corporate laws, and similar laws; and similar assurances that the proposed transaction shall not give rise to dissenter's rights, rights of appraisal, escrow or lock-up requirements; minority shareholder derivative actions, and similar rights and remedies;

                  (viii) Assurances that all financial statements of CeriStar and its subsidiaries are audited, or will be audited within the time for filing the amended Form 8-K described in paragraph 3(xiv) below. The financial statements shall not contain a showing that continued operations of the companies are dependent upon proceeds of any future offering of securities;

                  (ix) Contemporaneously with the acquisition, the present directors will unanimously consent to the election of the persons and for the terms designated by CeriStar. Upon the acceptance and agreement to serve by such newly elected persons, the present officers and directors for Planet shall tender their resignations, from all capacities, of the company;

                  (x) Causing to be prepared and filed with the Commission a preliminary and definitive Schedule 14C, and distribute to all the shareholders of Planet the definitive Schedule 14C, together with the related Information Statement, to describe any reverse split, authorize the name change, stock option and award plan and anti-takeover provisions;

                  (xi) Approving and adopting, for purposes of exemption from "short-swing" liability under Section 16(b) of the Exchange Act, the acquisition of common stock and warrants at the closing by officers and directors of CeriStar who become, prior to, at, or following the closing date of the reverse acquisition, officers or directors of Planet as a result of the conversion of shares of CeriStar in the acquisition and the assumption of any CeriStar options or warrants by Planet at the closing. Such resolution shall set forth the name of the applicable "insiders" for purposes of Section 16 of the Exchange Act, the number of securities to be acquired by each individual, that the approval is being granted to exempt the transaction under Rule 16b-3 under the Exchange Act, and, for the options and warrants of CeriStar to be assumed by Planet at the closing time, the material terms of the options and warrants to purchase securities of Planet acquired by such insiders as a result of the assumption by Planet of such options and warrants;

                  (xii) Suitable officers' certificates, agreements with finders, and similar matters; and

                  (xiii) Opinions of counsel covering issuance of fully paid and non-assessable stock, appropriate exemptions from registration for privately placed and restricted shares, corporate authority and good standing, and similar corporate matters.

                  (xiv) Within 60 days after the original report on Form 8-K must be filed, the preparation and filing with the Commission an amendment to the Form 8-K described in paragraph 3(iv) above that includes the financial statements and pro forma financial information prepared pursuant to Regulation S-X for the periods specified in Rule 3.05(b); and

                  (xv) Application to the Standard and Poor's editorial board to approve your corporation for a full description in Standard and Poor's Standard Corporation Manual, Standard and Poor's Daily News Section, coverage of the Company as part of the SandP Market Access Program and coverage on Standard and Poor's Internet Site, www.advisorinsight.com, as well as SandP Marketscope and the SandP Stock Guide database.

         4. Financial Statements. Planet will provide CeriStar with financial statements audited by Harper and Pearson Company, Certified Public Accountants, for each of its two prior fiscal years through and including June 30, 2001 and shall provide, upon request, all general ledger, checkbook, checkbook register, and similar accounting or bookkeeping documents. At the time of closing, Planet will have no material liabilities or assets except the mineral properties referred to paragraph 1 above.

         5. Due Diligence Examination. The consummation of the transactions contemplated hereunder are expressly conditioned upon the results of due diligence examinations by the respective parties. Planet warrants and represents that the representations contained in the information are true and accurate as of the date of the Registration Statement, annual report and quarterly reports, and CeriStar warrants and represents that the representations contained in its Confidential Business Plan are true and accurate. With respect to the due diligence examinations, each party shall fully and completely disclose and divulge all matters requested; fully disclose all matters that may materially affect the ability of Planet to have a registration statement declared effective; to disclose all matters that may affect the financial statements of Planet and CeriStar; and shall make available all books and records. All employees, shareholders, officers, directors, attorneys, accountants, advisors and consultants of Planet and CeriStar may be examined by the other party. All information received in connection with the due diligence examination shall be received in confidence and shall not be divulged in the event that a combination of the companies does not take place.

         6. Non-solicitation. In consideration of the substantial expenditures of time, effort and money to be undertaken by the parties in connection with the preparation and execution of the Agreement, the various reviews, investigations and verifications referred to above, the parties hereby undertake and agree (i) that during the term of this Letter of Intent, they shall not enter into or conduct any discussions with any other prospective purchaser for the purchase of any of the shares of common stock of their company or any of their assets, and
(ii) to negotiate in good faith in an attempt to successfully conclude the transactions contemplated by this Letter of Intent. In addition, pending execution and delivery of the Agreement (or the earlier termination of this Letter of Intent), they will not, and will not permit its representatives to solicit or encourage (including by way of furnishing any non-public information concerning their business, properties or assets) any acquisition proposal and will terminate all negotiations relating to any acquisition proposal received. In the event an unsolicited acquisition is received, they shall promptly notify the other party. As used in this Letter of Intent, "acquisition proposal" means any proposal for a merger or other business combination involving their company or for the acquisition of any equity interest in, or a substantial portion of the assets of their company other than pursuant to a transaction contemplated by this Letter of Intent.

         7. Public Statements. Each party to this Letter of Intent agrees that he will not make any public disclosure of this Letter of Intent or the execution of the Agreement without the other's prior approval. Prior to issuing any press release or public statement concerning the transactions represented therein, a copy shall be made available to the other parties for their comments. If the proposed transactions are not consummated for any reason whatsoever, the respective parties thereto shall keep confidential any information (unless ascertainable from public or published information or trade sources) concerning the business or operations of the parties hereto.

         8. Confidentiality. Planet will hold and will cause its employees, representatives, consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or administrative process, or by other requirements of law, all documents and information concerning CeriStar furnished to Planet in connection with the transactions contemplated by this Letter of Intent (except to the extent that such information can be shown to have been (a) previously known by Planet and where the disclosure of which is not in violation of an obligation of Planet, (b) in the public domain through no fault of Planet, or (c) later lawfully acquired by Planet from other sources unless Planet knew such information was obtained in violation of an agreement of confidentiality) and will not release or disclose such information to any other person, except its auditors, attorneys, financial advisors and other consultants and advisors in connection with the Agreement (it being understood that such persons shall be informed by Planet of the confidential nature of such information and shall be directed by Planet to treat such information confidentially).

         9. Binding Effect. It is, of course, understood that the respective rights and obligations of Planet and CeriStar remain to be defined in the Agreement into which this Letter of Intent and all prior discussions shall merge; provided, however, that the respective obligations of Planet and CeriStar described in the three immediately preceding paragraphs shall be binding upon each, respectively, when this Letter of Intent is executed and delivered to Planet.

         If the foregoing meets with your approval, you should each execute and return a copy of this Letter of Intent, whereupon this letter shall constitute a Letter of Intent between Planet and CeriStar in accordance with the terms and conditions set forth herein. This Letter of Intent may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A facsimile signature by any party on a counterpart of this Letter of Intent shall be binding and effective for all purposes. Such party shall, however, subsequently deliver to the other party an original executed copy of this Letter of Intent. Whether or not the transactions are consummated, each party shall pay their own expenses in connection with preparing for and consummating the transactions herein contemplated. Unless otherwise agreed to in writing by the Purchaser this Letter of Intent will terminate in accordance with its own terms if the Agreement is not executed on or before Wednesday, August 14, 2002.

Planet Resources, Inc.



By:/s/A.W. Dugan
   ---------------------------------
    A.W. Dugan, President




Accepted and agreed this 12th day of August, 2002.

CeriStar, Inc.



By:/s/David L. Bailey
   -----------------------------------------
    David L. Bailey, President/CEO




                                    EXHIBIT B

PRESS RELEASE
PLANET RESOURCES, INC.
1415 Louisiana, Suite 3100, Houston, Texas 77002
Telephone (713) 658-1142 - Facsimile (713) 658-0739
Contact:  A.W. Dugan, President and CEO
-------------------------------------------------------------------------------

            PLANET RESOURCES, INC. TO COMBINE WITH CERISTAR, INC.

         HOUSTON, Texas - August 15, 2002 - Planet Resources, Inc. (OTCBB:PREI) ("Planet") announced today that it has entered into a Letter of Intent for a business combination with CeriStar, Inc. ("CeriStar"). CeriStar has developed a Utility Network and is marketing and selling this network and the applications and services running on this network. Upon completion of the acquisition, the stockholders of CeriStar will own a majority of the equity and voting rights of Planet and Planet will change its name to CeriStar, Inc.

         Under the Letter of Intent, David L. Bailey, President and Chief Executive Officer of CeriStar will be appointed President, CEO and a director of Planet. The present directors will resign from their respective positions with the parent company upon Mr. Bailey's appointment. Mr. Bailey intends to appoint Dane P. Goodfellow, Lark M. Allen and Mark S. Hewitt as officers and additional directors.

         The Business Combination. The transaction is expected to be completed on or about August 25, 2002 by the merger of a newly formed subsidiary of Planet with and into CeriStar, the issuance and reserved for issuance to the shareholders of CeriStar of approximately 72.5% of the common stock outstanding. After completion of the transaction, CeriStar will be a wholly-owned subsidiary of Planet and Planet will change its name to CeriStar, Inc. The transaction will not require approval of shareholders of Planet.

         In connection with the merger, the directors of Planet will authorize a ratable reduction of the outstanding shares of common stock from 2,510,000 to approximately 479,924. After the reduction and completion of the merger, there will be approximately 5,636,106 common shares issued and reserved for issuance. Approximately 4,086,182 common shares (72.5%) will be held by the present CeriStar holders or reserved for issuance upon exercise of warrants, approximately 479,924 common shares (8.52%) will be held by the present Planet shareholders, approximately 510,194 common shares (9.05%) will be reserved for issuance under the Employee Stock Option Plan, approximately 220,000 common shares (3.9%) will be reserved for issuance as compensation to several persons and approximately 339,806 common shares (6.03%) will be reserved for issuance in a private placement.

         Closing of the transaction is subject to the customary definitive agreement, due diligence by both parties and other matters usually associated with business combinations.

         About CeriStar. CeriStar has developed a Utility Network and is marketing and selling this network and the applications and services running on this network. This Utility network is an IP network capable of converging voice video and data on a single network. The network is unique in that the converged data is managed from desktop to desktop guaranteeing performance and quality of all information (voice, video, and data). The advantages of the utility network are 1) lower cost of services and applications, 2) higher productivity, and 3) more functionality. The utility network is deployed in partnership with building owners, developers, municipalities and enterprises, creating new revenue sources for them.

         CeriStar's principal office is in Salt Lake City, Utah. CeriStar presently has 8 full-time professionals, 4 board members (2 external) and a board of advisors.

         Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are forward-looking statements. The realization of any or all of these expectations is subject to a number of risks and uncertainties and it is possible that the assumptions made by management may not materialize.